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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 12, 2002


                           BIOTRANSPLANT INCORPORATED
                           --------------------------
             (Exact name of registrant as specified in its charter)

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
            DELAWARE                              000-28324                       04-3119555
-----------------------------------   -----------------------------------    -------------------
  (State or other jurisdiction of          (Commission File Number)            (IRS Employer
           incorporation)                                                    Identification No.)

     Building 75, Third Avenue
       Charlestown Navy Yard
          Charlestown, MA                                                           02129
-------------------------------------                                        -------------------
  (Address of principal executive                                                 (Zip Code)
              offices)
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       Registrant's telephone number, including area code: (617) 241-5200

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS.
         -------------

         On June 12, 2002, BioTransplant Incorporated (the "Company") issued a press release announcing that it had sold 4,000,000 shares of its common stock at a price to the public of $2.50 per share. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The offering was conducted pursuant to a shelf registration statement that permits the Company to issue up to an aggregate of 5,000,000 shares of its common stock, which was declared effective by the Securities and Exchange Commission on January 22, 2002.

         In connection with the offering, the Company agreed to consider the nomination to the Company's Board of Directors of up to two additional individuals designated by the purchasers in the offering, provided that such proposed nominees are eligible to serve as directors and are otherwise reasonably acceptable to the Board of Directors.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------

        (c)   Exhibits.

         99.1 Press Release, dated June 12, 2002, issued by the Registrant.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2002                    BIOTRANSPLANT INCORPORATED

                                      By: /s/ Richard V. Capasso
                                          -------------------------------------
                                          Richard V. Capasso
                                          Vice President, Finance and Treasurer

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                                  EXHIBIT INDEX

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
EXHIBIT NO.    EXHIBIT
Exhibit 99.1   Press Release dated June 12, 2002.
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